Exhibit 99.1
LyondellBasell Announces Plans to Exit Refining Business

HOUSTON, April 21, 2022 /PRNewswire/ -- LyondellBasell (NYSE: LYB) today announced its decision to cease operation of its Houston Refinery no later than December 31, 2023. In the interim, the company will continue serving the fuels market, which is expected to remain strong in the near-term, and consider potential transactions and alternatives for the site.

“After thoroughly analyzing our options, we have determined that exiting the refining business by the end of next year is the best strategic and financial path forward for the company,” said Ken Lane, interim CEO of LyondellBasell. “These decisions are never easy and we understand this has a very real impact on our refinery employees, their families and the community. We are committed to supporting our people through this transition.”

LyondellBasell’s Houston Refinery has a rated capacity to transform 268,000 barrels per day of crude oil into transportation fuels and other products including lubricants, chemical intermediates and petroleum coke.

“Our exit of the refining business progresses the company’s decarbonization goals, and the site’s prime location gives us more options for advancing our future strategic objectives, including circularity,” added Lane.

About LyondellBasell
As a leader in the global chemical industry, LyondellBasell strives every day to be the safest, best operated and most valued company in our industry. The company’s products, materials and technologies are advancing sustainable solutions for food safety, access to clean water, healthcare and fuel efficiency in more than 100 international markets. LyondellBasell places high priority on diversity, equity and inclusion and is Advancing Good with an emphasis on our planet, the communities where we operate and our future workforce. The company takes great pride in its world-class technology and customer focus. LyondellBasell has stepped up its circularity and climate ambitions and actions to address the global challenges of plastic waste and decarbonization. In 2022, LyondellBasell was named as one of FORTUNE Magazine's "World's Most Admired Companies" for the fifth consecutive year. For more information, please visit www.lyondellbasell.com or follow @LyondellBasell on LinkedIn.

FORWARD-LOOKING STATEMENTS
Certain statements in this release relating to matters that are not historical facts are forward-looking statements. These forward-looking statements are based upon assumptions of management of LyondellBasell which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual results could differ materially based on factors including, but not limited to, market conditions, the business cyclicality of the refining industry; the successful shut down and closure of the Houston Refinery, including within the expected timeframe; the outcome of negotiations with respect to employment and benefits matters; and the incurrence of unexpected or additional charges or expenses. There is no assurance that any of the actions, events or results of the forward-looking statements will occur, or if any of them do, what impact they will have on our results of operations or financial condition. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the "Risk Factors" section of our Form 10-K for the year ended December 31, 2021, which can be found at www.LyondellBasell.com on the Investor Relations page and on the Securities and Exchange Commission's website at www.sec.gov. There is no assurance that any of the actions, events or results of the forward-looking statements will occur, or if any of them do, what impact they will have on our results of operations or financial condition. Forward-looking statements speak only as of the date they were made and are based on the estimates and opinions of management of LyondellBasell at the time the statements are made. LyondellBasell does not assume any obligation to update forward-looking statements should circumstances or management's estimates or opinions change, except as required by law.